PRUDENTIAL FLEXGUARD 2.0
FLEXIBLE PREMIUM DEFERRED REGISTERED INDEX-LINKED ANNUITY (“B SERIES”)
Issued by
PRUCO LIFE INSURANCE COMPANY
Supplement dated June 18, 2026
To
Updating Summary Prospectus dated May 1, 2026
This Supplement should be read in conjunction with the current Updating Summary Prospectus (“Prospectus”) for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the Annuity you own and is not intended to be a prospectus or offer for any other annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the statutory Prospectus and Statement of Additional Information.
This Supplement describes changes to your current Prospectus that are effective immediately.
1.
Cover:
All references to "Prudential FlexGuard" have been updated to "Prudential FlexGuard 2.0”.
2.
Glossary of Terms:
a.
The definitions for the following terms have been restated as follows:
“Account Value: The Interim Value for each Index Strategy on any Valuation Day other than the Index Strategy Start Date and Index Strategy End Date, plus the Fixed Account Value and any applicable Transfer Account Value. The Interim Value does not apply to an Index Strategy on the Index Strategy Start Date and the Index Strategy End Date. On an Index Strategy Start Date, the Index Strategy Base applicable to that Index Strategy would be used instead of the Interim Value. On an Index Strategy End Date, the Index Strategy Base plus the Index Credit applicable to that Index Strategy would be used instead of the Interim Value.”
“Index Anniversary Date: The same day, each calendar year, as the day of the initial allocation to an Index Strategy (Index Effective Date). You may allocate available Account Value to a new Index Strategy(ies) or to the Fixed Account or other options we make available on this date. You may allocate available Account Value to the same Index Strategy(ies) on this date once the Index Strategy(ies) has reached the Index Strategy End Date.”
“Index Strategies Separate Account: Refers to the Separate Account, which holds the assets to support our obligations with respect to the Contract. The Separate Account is non-registered and non-unitized. Assets in the Separate Account are not insulated from creditors of Pruco Life.”
“Interim Value: The value of an Index Strategy on any Valuation Day during an Index Strategy Term other than the Index Strategy Start Date and Index Strategy End Date. It is a calculated value (as described in the “Interim Value of Index Strategies” section of the statutory prospectus) and is used when a withdrawal, death benefit payment, annuitization, Flexible Allocation, Performance Lock, reallocation, or surrender occurs between an Index Strategy Start Date and Index Strategy End Date. During an Index Strategy Term, the Interim Value is included in the Account Value and Surrender Value. Interim Value does not apply to the Fixed Account.”
“Performance Lock: A feature that allows you to capture the current Interim Value of an Index Strategy prior to the Index Strategy End Date. A Performance Lock Request may be submitted on any Valuation Day prior to the Index Strategy End Date. Only one Performance Lock may be active for any given Index Strategy during a respective Index Strategy Term. Performance Locks may not be applied retroactively and must be for the full amount of the Index Strategy Interim Value. Once “locked”, Index Credits will not apply on the Index Strategy End Date. Performance Lock is not available for the Fixed Account. Please see the “Performance Lock” section of the statutory prospectus for additional information.”
“Purchase Payment: A cash consideration in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity. We will deduct any fees, charges or Tax Charges prior to allocation to the Allocation Options you select or the Fixed Account for Purchase Payments received between Index Anniversary Dates.”

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b.
The following terms have been added:
“Fixed Account: An interest-bearing account that credits a fixed rate compounded and credited daily at an annual effective interest rate declared by us. We will declare an interest rate at least annually for the Fixed Account that will be no less than the Guaranteed Minimum Interest Rate for any amounts in or transferred to the Fixed Account.”
“Fixed Account Value: The initial Fixed Account Value is the amount initially allocated to the Fixed Account. Thereafter, the Fixed Account Value equals (a) the initial Fixed Account Value plus (b) any interest credited by us plus (c) additional purchase payments or transfers into the Fixed Account and less (d) transfers from the Fixed Account (e) any withdrawals taken including any Surrender Charges and/or MVA, if applicable, and, if any, Premium Tax or other Tax Charges.”
c.
The following terms have been removed:
Performance Lock Value, Portfolio, and Variable Option
3.
Important Information You Should Consider About Your Contract:
Under the “Restrictions” section, in the “Are there any Restrictions on Contract Benefits?” subsection, the restriction is restated as follows:
Are there any Restrictions on Contract Benefits?
Yes.

●
We reserve the right to limit the use of the Performance Lock feature for certain Index Strategies.
●
We may discontinue the use of this feature for future Performance Lock requests at any time.
●
Withdrawals may significantly reduce the Death Benefit, perhaps by more than the amount withdrawn.

Certain Contract Benefits may not be available through certain financial intermediaries. See Appendix B, “Financial Intermediary Variations” and the Cover Page of the statutory prospectus for additional information.
For more information on the benefits under the Contract, please refer to the “Benefits Available Under the Contract” and “Performance Lock” sections of the statutory prospectus.

If you have any questions or would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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